UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 6, 2005

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street

Sturtevant, Wisconsin 53177-0902

(Address of Principal Executive Offices, Including Zip Code)

(262) 631-4001

(Registrant’s Telephone Number, Including Area Code)

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

8310 16th Street

Sturtevant, Wisconsin 53177-0902

(Address of Principal Executive Offices, Including Zip Code)

(262) 631-4001

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 6, 2005, Gregory E. Lawton, the President, Chief Executive Officer and member of the Board of Directors of JohnsonDiversey, Inc. and JohnsonDiversey Holdings, Inc., announced his intention to retire. On September 9, 2005, JohnsonDiversey, Inc. issued a press release announcing Mr. Lawton’s retirement, a copy of which is attached as Exhibit 99.1 to this current report and is incorporated herein by reference. JohnsonDiversey, Inc. has begun an external search for Mr. Lawton’s successor, and Mr. Lawton will continue to serve in his positions until his successor is named.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release dated September 9, 2005

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: September 9, 2005	/s/ Joseph F. Smorada
Joseph F. Smorada Vice President and Chief Financial Officer

JOHNSONDIVERSEY, INC.

Date: September 9, 2005	/s/ Joseph F. Smorada
Joseph F. Smorada Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated September 9, 2005